SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Federated Core Trust II, L.P.

Federated Core Trust

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Proxy Statement–Please Vote Today!
Emerging Markets Fixed Income Core Fund
A Portfolio of Federated Core Trust II, L.P.
Federated Mortgage Core Portfolio
High Yield Bond Portfolio
Portfolios of Federated Core Trust
Time is of the essence. Voting only takes a few minutes and your participation is important! We recommend that you read the Proxy Statement in its entirety; the explanation will help you decide on the vote.
Thank you in advance for your vote and your continued support of the Federated Funds.
Each of Emerging Markets Fixed Income Core Fund, a series portfolio of Federated Core Trust II, L.P. (“EMCORE”), and two portfolio series of Federated Core Trust, Federated Mortgage Core Portfolio (“MBCORE”) and High Yield Bond Portfolio (“HYCORE”), (each a “Core Fund” and, collectively, the “Core Funds”) will hold a special meeting of shareholders on April 30, 2014. Please refer to the enclosed Proxy Statement as well as the highlighted information below for details on the proposal.
Why am I being asked to vote?
Certain mutual funds are required to obtain shareholders' votes for certain types of events, like the one described herein and in the accompanying Proxy Statement. As a shareholder, you have a right to vote on these events, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.
What is the proposal?
With respect to each Core Fund the proposal is to approve an amended form of investment advisory contract (each a “New Advisory Contract” and collectively, the “New Advisory Contracts”) for each Core Fund to remove the contractual obligation that the Core Fund's investment adviser (each, as applicable, the “Adviser” and collectively, the “Advisers”) reimburse the Core Fund for third-party fund expenses (such as custodian fees, transfer agency fees, and other third-party fund expenses) and, therefore, provide for the payment of third-party fund expenses by the Core Fund, and not the Adviser.
Why has the Board of Directors/Trustees recommended that I vote in favor of the proposal?
At a meeting of the Board of Directors/Trustees of each Core Fund (each a “Board” and, collectively, the “Boards”) held on February 13, 2014, the Board considered information from the Adviser to the Core Fund that the market factors that led the Adviser to amend, on a previous occasion, the existing investment advisory contract for the Core Fund to require the Adviser to reimburse all third-party fund expenses have evolved such that investment fund investors now typically bear third-party fund expenses. Therefore, the Adviser informed the Board of its belief that it is reasonable to expect shareholders of the Core Fund to bear their allocable share of third-party expenses and that the New Advisory Contract for the Core Fund will assist the Adviser and its affiliates in continuing to sponsor, advise and administer the Core Fund at no charge (i.e., shareholders would bear only third-party fund expenses) and, thereby, benefit shareholders of the Core Fund and the investing funds and account clients that have assets invested in the Core Fund as an efficient means of implementing the investment strategies pursuant to which the assets of such funds and accounts are managed by the Adviser to the Core Fund or its affiliates. After review and discussion of these and other factors considered by the Boards to be relevant to their deliberations, the Boards approved the New Advisory Contract for each Core Fund and recommended that shareholders of each Core Fund vote in favor of the proposal.
Please see the section entitled “Background of and Reasons for the Approval of New Advisory Contracts” in the Proxy Statement for more information.
When will the Approval of the New Advisory Contracts occur?
Assuming shareholder approval is obtained, the effective date of each New Advisory Contract is currently expected to be on or about June 1, 2014.

How do I vote?
There are several ways in which you can cast your vote:
•	Mail – Complete and return the ballot in the enclosed postage paid envelope;
•	Telephone – Use the toll-free telephone number on the ballot;
•	In Person at the April 30, 2014 special meeting.
If you:
1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
After careful consideration, the Board has unanimously approved this proposal.
The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

EMERGING MARKETS FIXED INCOME CORE FUND
A Portfolio of Federated Core Trust II, L.P.
FEDERATED MORTGAGE CORE PORTFOLIO
HIGH YIELD BOND PORTFOLIO
Portfolios of Federated Core Trust
4000 Ericsson Drive
Warrendale, PA 15086-7561
1-800-341-7400
FederatedInvestors.com
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 30, 2014
A special meeting of the shareholders of Emerging Markets Fixed Income Core Fund, a series portfolio of Federated Core Trust II, L.P., (“EMCORE”), and two portfolio series of Federated Core Trust, Federated Mortgage Core Portfolio (“MBCORE”) and High Yield Bond Portfolio (“HYCORE”), (each a “Core Fund” and, collectively, the “Core Funds”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on April 30, 2014 (the “Special Meeting”), for the following purposes with respect to each Core Fund:
(1)	To approve or disapprove the proposed New Advisory Contract for the Core Fund; and
(2)	To transact such other business as may properly come before the meeting or any adjournment thereof.
The Proxy Statement accompanying this notice contains more complete information regarding the matters to be acted upon at the Special Meeting.
The Board of Directors/Trustees of each Core Fund (each a “Board” and, collectively, the “Boards”) has fixed the close of business on March 17, 2014, as the record date (the “Record Date”) for determination of shareholders entitled to vote at the Special Meeting. Only shareholders of record at the close of business on that date will be entitled to vote.
By Order of the Board of Trustees
John W. McGonigle
Secretary
March 7, 2014
YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
EMERGING MARKETS FIXED INCOME CORE FUND
A Portfolio of Federated Core Trust II L.P.
FEDERATED MORTGAGE CORE PORTFOLIO
HIGH YIELD BOND PORTFOLIO
Portfolios of Federated Core Trust
4000 Ericsson Drive
Warrendale, PA 15086-7561
1-800-341-7400
FederatedInvestors.com
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Boards of Directors/Trustees (each a “Board” and, collectively, the “Boards”) of Emerging Markets Fixed Income Core Fund, a series portfolio of Federated Core Trust II, L.P., (“EMCORE”), a management investment company registered under the Investment Company Act of 1940 (“1940 Act”), and two portfolio series of Federated Core Trust, a management investment company registered under the 1940 Act, Federated Mortgage Core Portfolio (“MBCORE”) and High Yield Bond Portfolio (“HYCORE”) (each a “Core Fund” and, collectively, the “Core Funds”). The proxy will be voted at the special meeting of shareholders of each Core Fund to be held on April 30, 2014. The special meeting will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).
Federated Investment Counseling, investment adviser to EMCORE, and Federated Investment Management Company, investment adviser to MBCORE and HYCORE (each an “Adviser” and, collectively, the “Advisers”), serve as the Core Funds' Advisers. Federated Securities Corp. serves as the Core Funds' placement agent. The shares of each Core Fund are not publicly offered and are not registered under the Securities Act of 1933 (“1933 Act”). Federated Administrative Services, Inc. serves as the administrator for EMCORE and Federated Administrative Services serves as the administrator for MBCORE and HYCORE.
The primary purpose of the Special Meeting with respect to each Core Fund is to consider and vote on a proposal to approve an amended form of investment advisory contract (each a “New Advisory Contract” and, collectively, the “New Advisory Contracts”) for the Core Funds, the forms of which are attached to this Proxy Statement as Annex A (MBCORE and HYCORE) and Annex B (EMCORE). The Board of each Core Fund, including those directors/trustees who are not interested persons of the Core Fund, unanimously recommends that you vote “FOR” the proposal.
With respect to each Core Fund, the proposed New Advisory Contract will replace the current advisory contract, as amended, dated December 1, 2001 with respect to EMCORE, and December 30, 1997 with respect to MBCORE and HYCORE. The principal differences between the amended New Advisory Contract and the current investment advisory contract for each Core Fund relate to amendments allowing for the payment by the Core Fund of certain Core Fund expenses, other than advisory fees or administrative fees payable to the Advisers and their affiliates, and replacing provisions that required the Adviser to the Core Fund to reimburse the Core Fund for all fund expenses (such expenses referred to herein as “third-party fund expenses”). Other changes incorporate prior amendments to the Core Fund's original investment advisory contract that were previously approved as required under the 1940 Act.
At a meeting on February 13, 2014, the Board of each Core Fund approved, and recommended that the shareholders approve, the New Advisory Contract for the Core Fund. The approval of the New Advisory Contract for each Core Fund is subject to shareholder approval. The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.
The Board of each Core Fund is conducting the solicitation of proxies for use at the Special Meeting principally through the delivery by mail of this Proxy Statement and the accompanying proxy card. In addition to the solicitation through the mail, proxies may be solicited by officers, employees, and agents of the Core Funds or the Advisers.

In addition, Federated Shareholder Services Company, an affiliate of the Adviser, has entered into a contract with Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY, 11717 (“Broadridge”), pursuant to which Broadridge will provide certain project management, tabulation, telephone solicitation, and telephonic voting services in addition to mailing the proxy statement. The amount paid to Broadridge is $8,650.00 and the aggregate fees paid to Broadridge (mailing, solicitation), and RR Donnelley (printing) in connection with the proxy process is estimated to be $12,420.00. Any telephone solicitations will follow required procedures designed to ensure accuracy and to prevent fraud, including identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Core Funds. Based on the Core Funds current fee waivers and reimbursements it is anticipated that the Adviser and its affiliates will ultimately bear the proxy costs.
This proxy and the enclosed proxy card are expected to be mailed on or about March 31, 2014, to shareholders of record at the close of business on March 17, 2014 (the “Record Date”). The Board encourages you to read this Proxy Statement carefully and promptly vote your shares. If you have questions about this Proxy Statement, or if you would like additional information regarding the New Advisory Contract for a Core Fund, please contact the Core Fund at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or call the Core Fund at 1-800-341-7400.
EMCORE's most recent Statement of Additional Information, dated January 31, 2014, has been filed with the U.S. Securities and Exchange Commission (“SEC”). HYCORE' s and MBCORE' s most recent Statement of Additional Information dated February 28, 2014 has been filed with the SEC. The Confidential Private Offering Memorandum and the Annual Report for each Core Fund can be obtained by shareholders of the Core Fund without charge by calling 1-800-341-7400. Each Core Fund's Confidential Private Offering Memorandums and Annual Reports have been prepared on a confidential basis solely for the information of the recipient and may not be reproduced, provided to others or used for any other purpose. Each Core Fund is subject to the informational requirements of the 1940 Act and, in accordance therewith, files reports and other information with the SEC. Each Core Fund's registration statement, proxy and information statement, and other information filed by the Core Fund, also can be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates by contacting the SEC by email at publicinfor@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).
SUMMARY
The following is a summary of certain information contained elsewhere in this Proxy Statement (including the New Advisory Contract for each Core Fund attached hereto as Annex A). This summary is qualified in its entirety by reference to information contained elsewhere in this Proxy Statement and the New Advisory Contacts are incorporated by reference into this Proxy Statement.
Purpose of the Special Meeting	The primary purpose of the Special Meeting is to consider and vote on the proposal and related New Advisory Contract for each Core Fund, forms of which is attached hereto as Annex A (MBCORE and HYCORE) and Annex B (EMCORE).
Required Vote	The New Advisory Contract for each Core Fund must be approved by an affirmative vote of a majority of the outstanding voting securities of the Core Fund provided, in each case, that a quorum is present. A ‘majority of the outstanding voting securities' of a Core Fund means the vote, at the special meeting of the shareholders of a Core Fund duly called, (a) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centrum of the outstanding voting securities of such trust are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting securities of a Core Fund, whichever is less.
How to Vote	Shareholders may vote by telephone by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Special Meeting. Shareholders can obtain directions to the meeting by calling the Core Fund at 1-800-341-7400.
PROPOSAL TO APPROVE THE NEW ADVISORY CONTRACT FOR EACH CORE FUND
Introduction
With respect to each Core Fund, the proposed New Advisory Contract will replace the current advisory contract, as amended, dated December 1, 2001, with respect to EMCORE, and December 30, 1997 with respect to MBCORE and HYCORE. The principal differences between the amended New Advisory Contract and the existing investment advisory contract for each Core Fund relate to amendments allowing for the payment by the Core Fund of certain Core Fund expenses, other than advisory fees or administrative fees payable to the Advisers and their affiliates and replacing provisions that required the Adviser to the Core Fund to reimburse the Core Fund for all third-party fund expenses. Other changes incorporate previous amendments to the Core Fund's original investment advisory contract that were previously approved as required under the 1940 Act.
Background of and Reasons for Each Proposed New Advisory Contract
Core Funds. The Core Funds are series portfolios of management investment companies registered under the 1940 Act. The shares of the Core Funds are not publicly offered and are not registered under the 1933 Act. The Core Funds serve as an efficient means of allowing other investment companies or mutual funds, or certain institutional separate accounts, advised by the Advisers, or affiliates of the Advisers, to implement their investment strategies and gain exposure to emerging market (EMCORE), high yield (HYCORE), and mortgage-backed (MBCORE) securities or investments. Since the Advisers or their affiliates receive investment advisory fees or administrative fees at the investing fund or account level, the Advisers and their affiliates currently do not receive investment advisory or administrative fees for providing services to the Core Funds.
In 2005, Federated Investment Counseling began offering certain fixed income strategies in connection with its separately managed/wrap-fee account and model portfolio management businesses. Given that minimum account sizes in these businesses generally were as low as $100,000, to provide diversification for these accounts, Federated organized a new management investment company registered under the 1940 Act, Federated Managed Pool Series, with four series portfolios (the “MAPS Funds”) in which assets in these accounts could be invested in order to implement the fixed income investment strategies for these accounts. Three of these MAPS Funds invest in EMCORE, HYCORE and MBCORE, respectively. At the time, Federated believed that, to effectively market its fixed income strategies in the separately managed/wrap-fee account and model portfolio services markets, the four mutual funds could not bear either advisory fees payable to the Advisers or their affiliates or third-party fund expenses. Accordingly, effective September 1, 2006, the Advisers agreed to amend, and the Boards approved amendments to, the then existing investment advisory contracts for the Core Funds to provide that the Advisers would reimburse all third-party fund expenses. The Advisers to the Core Funds advised the Boards that, since September 1, 2006, the separately managed/wrap-fee account and model portfolio management services markets have evolved in that it is now common for investment strategies to be implemented through investments in mutual funds, exchange-traded funds and other pooled investment vehicles that bear third-party fund expenses; yet, the Advisers have continued to reimburse the Core Funds for all third-party fund expenses (while not receiving an advisory fee for providing investment advisory services to the Core Funds).
With respect to each Core Fund, the Advisers for the Core Funds recommended that the Boards approve the New Advisory Contracts for the Core Funds as being in the best interests of the Core Fund and its shareholders on the basis that: (1) the market factors that led the Advisers to amend the existing investment advisory contracts for each Core Fund to require the Advisers to reimburse all third-party fund expenses have evolved; (2) investment fund investors typically bear third-party fund expenses, and, therefore; (3) the Advisers believe it is reasonable to expect shareholders of the Core Funds to bear their allocable share of direct and third-party fund expenses, which will assist the Adviser and its affiliates in continuing to sponsor, advise and administer the Core Fund at no charge and, thereby, benefit shareholders of the Core Fund, and of the MAPS Funds and other Federated funds, and institutional separate account clients that have assets invested in the Core Fund as an efficient means of implementing the investment strategies pursuant to which the assets of investing funds and accounts are managed by the Adviser to the Core Fund or its affiliates. The Advisers also advised the Board that, while not contractually committed to do so, if the New Advisory Contract for a Core Fund is approved by shareholders, the Adviser for the Core Fund intends to initially voluntarily reimburse third-party fund expenses incurred by the Core Fund such that the Core Fund would only bear third-party fund expenses in an amount of up to 0.15% (15 basis points). The Adviser for a Core Fund can modify or terminate any such voluntary reimbursement at any time in the discretion of the Adviser.
The prospectuses or statements of additional information for the funds that invest in the Core Funds generally disclose that the investing funds may invest assets in securities of other investment companies and that these other investment companies are managed independently of the investing fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the investing fund in connection with any such investment. Separate account holders also generally receive disclosures from the investment advisers of the separate accounts (e.g., Form ADV, Part 2A brochures) that indicate that investments in funds (such as investment companies, private investment companies and other pooled investment vehicles) also generally have internal fees and expenses (such as that will be borne by clients whose assets are invested in these investment products). The Confidential Private Offering Memorandum of each Core Fund also will disclose the Core Fund's responsibilities with respect to the payment of third-party fund expenses by the Core Fund and any voluntarily reimbursement arrangement agreed to by the Adviser to the Core Fund from time to time.

Proposed New Advisory Contracts. Section 15 of the 1940 Act requires that a fund's investment advisory contract (including material amendments to such contracts) be approved by a majority of shareholders of the fund, after being approved by majority of the disinterested directors of the fund at an in-person meeting called for that purpose. The proposed New Advisory Contract for each Core Fund will, therefore, require, in addition to Board approval, approval of the Core Fund's shareholders by proxy vote.
With respect to each Core Fund, the proposed New Advisory Contract will replace the current advisory contract, as amended, dated December 1, 2001 with respect to EMCORE, and December 30, 1997 with respect to MBCORE and HYCORE. The principal differences between the amended New Advisory Contract and the current investment advisory contract for each Core Fund relate to amendments allowing for the payment by the Core Fund of certain Core Fund expenses, other than advisory fees or administrative fees payable to the Advisers and their affiliates and replacing provisions that required the Adviser to the Core Fund to reimburse the Core Fund for all third-party fund expenses. Other changes incorporate previous amendments to the Core Fund's original investment advisory contract that were previously approved as required under the 1940 Act.
Based on review and consideration of factors deemed to be relevant by the Boards, the Board of each Core Fund approved the New Advisory Contract for each Core Fund as being in the best interest of the Core Fund and its shareholders. In each instance, the Board took note that the Adviser to the Core Fund advised the Board that the market factors that led the Adviser to amend, on a previous occasion, the existing investment advisory contract for the Core Fund to require the Adviser to reimburse all third-party fund expenses have evolved such that investment fund investors now typically bear third-party fund expenses. Therefore, the Board considered information from the Adviser of its belief that it is reasonable to expect shareholders of the Core Fund to bear their allocable share of third-party fund expenses and that the New Advisory Contract for the Core Fund will assist the Adviser and its affiliates in continuing to sponsor, advise and administer the Core Fund at no charge (i.e., shareholders would bear only third-party fund expenses) and, thereby, benefit shareholders of the Core Fund, and the MAPS Funds and other Federated funds, and institutional separate account clients, that have assets invested in the Core Fund as an efficient means of implementing the investment strategies pursuant to which the assets of investing funds and accounts are managed by the Adviser to the Core Fund or its affiliates.
Proxy Solicitation. The Proxy Voting Procedures adopted by the Adviser to, and the Board of, each Core Fund provide, as a method of mitigating conflicts of interest, that in situations where the Adviser's client (e.g., an investing Federated fund) owns shares of an investment company (such as a Core Fund) for which the Adviser is the investment adviser, the Advisers' Proxy Voting Committee will vote the client's proxies for that investment company in the same proportion as the votes cast by shareholders who are not clients of the Adviser, unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees), which is otherwise known as “reflexive voting” or “shadow voting.” Since the Advisers, or their affiliates that are investment advisers, are either the investment adviser to the Core Funds or to the Federated funds and institutional separate accounts that invest in the Core Funds, and given that the payment of third-party fund expenses by the Core Funds will reduce the required reimbursements by each Core Fund's Adviser, a potential conflict of interest exists. Given that there may not be any shareholders of a Core Fund other than the Federated funds or the institutional separate accounts advised by the Advisers or their affiliates that invested in the Core Fund, or only a small number of third-party institutional separate accounts invested in the Core Fund representing a small fraction of the total net assets of the Core Fund, the Boards and the Advisers do not believe it is appropriate, or in the best interests of the shareholders, to utilize reflexive voting. Given these circumstances, as permitted by the Proxy Voting Procedures, the Board has instructed the Adviser to each Federated Fund that is a shareholder of a Core Fund to vote the proxy in favor of the approval of the New Advisory Contract for the Core Fund. As discussed above, the Board concluded that the New Advisory Contract for each Core Fund will assist the Adviser to the Core Fund and its affiliates in continuing to sponsor, advise and administer the Core Fund at no charge (i.e., shareholders would bear only third-party fund expenses) and, thereby, benefit shareholders of the Core Fund, and the MAPS Funds and other Federated funds, and institutional separate account clients, that have assets invested in the Core Fund as an efficient means of implementing the investment strategies pursuant to which the assets of investing funds and accounts are managed by the Adviser to the Core Fund or its affiliates. After review and discussion of these and other factors considered by the Boards to be relevant to their deliberations, the Boards approved the New Advisory Contract for each Core Fund and recommended that shareholders of each Core Fund vote in favor of the proposal.
Current Fees Under the Existing Advisory Contract for each Core Fund
Each Core Fund has an investment advisory contract with the Adviser to the Core Fund under which the Adviser provides investment advisory services to the Core Fund at no charge. The Adviser to each of the Core Funds also reimburse the Core Funds for third-party fund expenses.

Proposed Fees Under the New Advisory Contract for each Core Fund
Pursuant to the New Advisory Contract for each Core Fund, the Adviser for the Core Fund will continue to provide advisory services to the Core Fund at no charge. However, under the New Advisory Contract, the Adviser will no longer be contractually obligated to reimburse the Core Fund for third-party fund expenses.
If the New Advisory Contract is approved by each Core Fund's shareholders, the Adviser to the Core Fund intends to initially reimburse the Core Fund for third-party expenses incurred by the Core Fund such that the Core Fund would only bear third-party expenses in an amount up to 0.15% (15 basis points) of the Core Fund's total net assets. The reimbursement of third-party expenses by the Adviser is voluntary and may be modified or terminated at any time by the Adviser in its discretion.
The projected annual accruals of third-party fund expenses (based on net assets of each Core Fund as of January 31, 2014), is approximately $622,000 for EMCORE, $465,000 for MBCORE and $471,000 for HYCORE. The proposed accrual of third-party fund expenses by the Core Funds will also impact the expense ratios of 7 of the 17 investing Federated funds, such impact ranging from 0.01% (1 basis point) to 0.03% (3 basis points), which, due to their immateriality, will not require amendments to the fee tables in the investing funds' registration statements.
Advisory Fees
Under the current investment advisory contracts, and the New Advisory Contracts, the Advisers provide their services to the Core Funds at no charge.
The following tables show each Core Fund's expenses expressed as a percentage of average daily net assets:
EMCORE
This table describes the fees and expenses that you may pay if you buy and hold Shares of EMCORE on a current basis and a pro forma basis as if the New Advisory Contract had been in effect for the fiscal year ended November 30, 2013.
Shareholder Fees (fees paid directly from your investment)	Current	Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	None
Distribution (12b-1) Fee	None	None
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.07%	0.07%
Contractual Expense Reimbursements	0.06%[1]	0.00%[1]
Fee Waiver and Expense Reimbursements	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.01%	0.07%
1	Under the current investment advisory contract, the Adviser was contractually obligated to reimburse all operating expenses, excluding Acquired Fund Fees and Expenses, incurred by the Core Fund. Under the terms of the New Advisory Contract which is proposed to take effect on June 1, 2014, the Adviser will no longer be contractually obligated to reimburse the Core Fund for certain third-party operating expenses.

MBCORE
This table describes the fees and expenses that you may pay if you buy and hold Shares of MBCORE on a current basis and a pro forma basis as if the New Advisory Contract had been in effect for the fiscal year ended December 31, 2013.
Shareholder Fees (fees paid directly from your investment)	Current	Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	None
Distribution (12b-1) Fee	None	None
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.03%	0.03%
Contractual Expense Reimbursements	0.03%[1]	0.00%[1]
Fee Waiver and Expense Reimbursements	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.00%	0.03%
1	Under the current investment advisory contract, the Adviser was contractually obligated to reimburse all operating expenses, excluding Acquired Fund Fees and Expenses, incurred by the Core Fund. Under the terms of the New Advisory Contract which is proposed to take effect on June 1, 2014, the Adviser will no longer be contractually obligated to reimburse the Core Fund for certain third-party operating expenses.
HYCORE
This table describes the fees and expenses that you may pay if you buy and hold Shares of HYCORE on a current basis and a pro forma basis as if the New Advisory Contract had been in effect for the fiscal year ended December 31, 2013.
Shareholder Fees (fees paid directly from your investment)	Current	Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	None
Distribution (12b-1) Fee	None	None
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.03%	0.03%
Contractual Expense Reimbursements	0.02%[1]	0.00%[1]
Fee Waiver and Expense Reimbursements	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.01%	0.03%
1	Under the current investment advisory contract, the Adviser was contractually obligated to reimburse all operating expenses, excluding Acquired Fund Fees and Expenses, incurred by the Core Fund. Under the terms of the New Advisory Contract which is proposed to take effect on June 1, 2014, the Adviser will no longer be contractually obligated to reimburse the Core Fund for certain third-party operating expenses.

The following tables show the expenses a shareholder of each Core Fund would pay on an investment of $10,000, assuming a 5% annual return and redemption at the end of each period, on an actual basis and on a pro forma basis as if the New Advisory Contract for each Core Fund had been in effect during the fiscal year ended November 31, 2013 and December 31, 2013 as applicable. This hypothetical example assumes that all distributions are reinvested at net asset value. This example should not be considered a representation of future returns or expenses. Annual return or expenses may be greater of less than those shown.
EMCORE
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses are based on the contractual expense limitation (under the current investment advisory agreement) as shown in the table above. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Current	$1	$3	$6	$13
Pro Forma	$7	$23	$40	$90
MBCORE
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses are based on the contractual expense limitation (under the current investment advisory agreement) as shown in the table above. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Current	$0	$0	$0	$0
Pro Forma	$3	$10	$17	$39
HYCORE
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses are based on the contractual expense limitation (under the current investment advisory agreement) as shown in the table above. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Current	$1	$3	$6	$13
Pro Forma	$3	$10	$17	$39
Terms of the Existing Advisory Contract and New Advisory Contract for each Core Fund
The Adviser serves as investment adviser to the relevant Core Fund pursuant to the current investment advisory contract for EMCORE dated December 1, 2001, last approved by shareholders January 10, 2002, contract for MBCORE dated February 19, 1999, last approved by shareholders January 18, 1999 and contract for HYCORE dated December 30, 1997, last approved by shareholders December 30, 1997, as amended.
In the current investment advisory contract, the Adviser agrees to reimburse each Core Fund for third-party fund expenses.

The New Advisory Contract for each Core Fund will provide for the payment of third-party fund expenses by the relevant Core Fund, and will incorporate certain other amendments that have been made to the current investment advisory contracts since the date of the most recent shareholder approval.
Since the most recent shareholder approval of the current investment advisory contracts, the EMCORE investment advisory contract was assigned from Federated Global Investment Management Corp. to Federated Investment Counseling (effective January 1, 2004), and the investment advisory contract for MBCORE and HYCORE was assigned from Federated Research Corp. to Federated Investment Management Company (effective March 31, 1999). On June 1, 2001, the investment advisory contract for MBCORE and HYCORE was amended to add provisions relating to compliance with Regulations S-P and the disclosure of certain nonpublic personal information (Part 248, Title 17 of the Code of Federal Regulations). The terms of this amendment are included in the proposed New Advisory Contract for MBCORE and HYCORE.
The investment advisory contracts for the Core Funds were amended on September 1, 2006, to add provisions relating to the reimbursement of all Core Fund expenses by the Advisers.
Information about the Adviser
Federated Investment Counseling, a Delaware statutory trust, located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, is EMCORE's investment adviser and Federated Investment Management Company, a Delaware statutory trust, located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, is MBCORE' and HYCORE's investment adviser (each an “Adviser”, collectively, the “Advisers”). The Advisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The ultimate controlling parent of the Advisers is FII Holdings, Inc., a Delaware corporation. The ultimate controlling parent of FII Holdings, Inc. is Federated Investors, Inc., a Pennsylvania corporation. All of the outstanding shares of Federated Investors, Inc. Class A Common Stock are held by the Voting Shares Irrevocable Trust for the benefit of the members of the family of John F. Donahue. The three trustees of this trust are Chairman of Federated's board of directors, Mr. John F. Donahue, his wife, and his son, Mr. J. Christopher Donahue, who is Federated's President, Chief Executive Officer and a director.
The following tables list each director and principal executive officer of the Advisers. Unless otherwise noted, the business address of each such person is 1001 Liberty Avenue, Pittsburgh, PA 15222.
FEDERATED INVESTMENT MANAGEMENT COMPANY
Name	Position with Adviser	Principal Occupation
J. Christopher Donahue	Director and Chairman	Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of certain of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
John B. Fisher	Director and President/CEO	President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Thomas R. Donahue	Director and Treasurer	Chief Financial Officer, Federated Investors, Inc.
Mark D. Olson	Director	Principal, Mark D. Olson & Company L.L.C.; partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801

FEDERATED INVESTMENT COUNSELING
Name	Position with Adviser	Principal Occupation
John B. Fisher	President/CEO	President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
J. Christopher Donahue	Director	Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of certain of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Thomas R. Donahue	Director and Treasurer	Chief Financial Officer, Federated Investors, Inc.
Mark D. Olson	Director	Principal, Mark D. Olson & Company L.L.C.; partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801
The following table lists the Trustees and principal officers of HYCORE and MBCORE who are also directors or officers of Federated Investment Management Company.
Name	Position with Adviser	HYCORE and MBCORE
J. Christopher Donahue	Director and Chairman	Trustee
John B. Fisher	Director and President/CEO	President
Robert J. Ostrowski	Exec. Vice President	Chief Investment Officer
Todd A. Abraham	Senior Vice President	Vice President
Anthony Delserone	Vice President	Vice President
Mark E. Durbiano	Senior Vice President	Vice President
Donald T. Ellenberger	Senior Vice President	Vice President
Andrew Kirschler	Vice President	Vice President
Brian P. Bouda	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer
The following table lists the Trustees and principal officers of EMCORE who are also directors or officers of Federated Investment Counseling.
Name	Position with Adviser	EMCORE
J. Christopher Donahue	Director	President
Robert J. Ostrowski	Exec. Vice President	Chief Investment Officer
Ihab L. Salib	Vice President	Vice President
Brian P. Bouda	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer
During the fiscal years ended November 30 for EMCORE, and December 31 for HYCORE and MBCORE, the Core Funds did not pay brokerage commissions to any broker-dealer that was affiliated with the Investment Advisers.

Information Regarding Similar Funds Managed by the Advisers
The following table lists other fund(s) currently managed by the Advisers with an investment objective that is similar to that of each Core Fund, and shows the size of the other fund, the fee rate payable to the Advisers and indicates whether the Advisers have agreed to waive or reduce a portion of its fee. The information provided is as of each fund's most recent fiscal year end.
FEDERATED INVESTMENT MANAGEMENT COMPANY
Fund	Assets under Management	Advisory Fee	Waiver/Reimbursement
Federated High Income Bond Fund	$1,251,008,000	0.75%	0.00%
Federated Institutional High Yield Bond Fund	$2,974,552,000	0.40%	0.08%
Federated Mortgage Fund	$216,298,000	0.40%	0.13%
FEDERATED INVESTMENT COUNSELING
Fund	Assets under Management	Advisory Fee	Waiver/Reimbursement
Federated Emerging Market Debt Fund	$162,895,000	0.85%	0.34%
EACH BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL
INFORMATION ABOUT EACH CORE FUND
Proxies, Quorum and Voting at the Special Meeting
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of the Core Fund is entitled to one vote. Fractional shares are entitled to proportionate voting rights. Shareholders may vote by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Special Meeting.
In order to hold the Special Meeting, a “quorum” of shareholders must be present. Holders of one-third of the total number of Shares of all series and classes entitled to vote at the meeting, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposed New Advisory Contracts. The proposed New Advisory Contracts require the affirmative vote of a majority of the outstanding voting securities of each Core Fund, provided in each case, that a quorum is present. A ‘majority of the outstanding voting securities' of a Core Fund means the vote, at the special meeting of the shareholders of a Core Fund duly called, (a) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centrum of the outstanding voting securities of such trust are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting securities of a Core Fund, whichever is less.
For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.
Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Core Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a Shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.
Adjournment
If a quorum is not present, persons present or named by proxy and entitled to vote may, by plurality, vote to adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.

In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require a majority of the votes cast and entitled to vote thereon at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. Abstentions and broker non-votes are not counted as votes cast on the question of adjournment.
Share Ownership of Each Core Fund: (TO BE FILED IN DEFINITIVE FILING)
EMCORE
On the Record Date, EMCORE had outstanding, the following number of shares of beneficial interest, respectively (the “Shares”), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:
Fund	Number of Outstanding Shares
________________________	___________
Officers and Directors of EMCORE own less than 1% of the Fund's outstanding shares.
At the close of business on the Record Date, the following persons owned (or held on behalf of their customers as beneficial owners), to the knowledge of management, more than 5% of the outstanding shares of EMCORE:
Name and Address of Shareholder	Percentage of Fund Owned
___________________________________	_____%
___________________________________	_____%
___________________________________	_____%
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
______________________________________________________________________.
MBCORE
On the Record Date, MBCORE had outstanding, the following number of shares of beneficial interest, respectively (the “Shares”), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:
Fund	Number of Outstanding Shares
________________________	___________
Officers and Trustees of MBCORE own less than 1% of the Fund's outstanding shares.
At the close of business on the Record Date, the following persons owned (or held on behalf of their customers as beneficial owners), to the knowledge of management, more than 5% of the outstanding shares of MBCORE:
Name and Address of Shareholder	Percentage of Fund Owned
___________________________________	_____%
___________________________________	_____%
___________________________________	_____%
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
______________________________________________________________________.

HYCORE
On the Record Date, HYCORE had outstanding, the following number of shares of beneficial interest, respectively (the “Shares”), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:
Fund	Number of Outstanding Shares
________________________	___________
Officers and Trustees of HYCORE own less than 1% of the Fund's outstanding shares.
At the close of business on the Record Date, the following persons owned (or held on behalf of their customers as beneficial owners), to the knowledge of management, more than 5% of the outstanding shares of HYCORE:
Name and Address of Shareholder	Percentage of Fund Owned
___________________________________	_____%
___________________________________	_____%
___________________________________	_____%
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
______________________________________________________________________.
Address of Advisers, Placement Agent, Administrator and Underwriter
The principal offices of the Advisers (Federated Investment Counseling and Federated Investment Management Company), the Placement Agent (Federated Securities Corp.) and the Core Funds' administrators, (Federated Administrative Services, Inc. for EMCORE and Federated Administrative Services for MBCORE and HYCORE), are located at Federated Investors Tower, Pittsburgh, Pennsylvania, 15222-3779. The principal office of State Street Bank and Trust Company, the Core Funds' custodian, transfer agent and dividend disbursing agent is P.O. Box 8600, Boston, Massachusetts 02266-8600.
Auditors
Ernst & Young LLP, an independent registered public accounting firm, serves as an independent accountant and auditor to the Core Funds. Ernst & Young LLP has no direct or indirect financial interest in the Core Funds, except for the fees it receives as an auditor and independent public accountant. No representative of Ernst & Young LLP is expected to be present at the Special Meeting.
Interests of Experts and Counsel
No expert or counsel named herein has a substantial interest in the Core Funds, the Advisers, Federated Securities Corp. (the Core Funds' Placement Agent), Federated Administrative Services and Federated Administrative Services, Inc. (the Core Funds' administrator), the Advisory Contracts, or any other transaction contemplated by this Proxy Statement.
Shareholder Meetings and Shareholder Proposals
The Core Funds are not required, and do not intend to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Core Trust II, L.P. or Federated Core Trust, Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.

DISCRETION OF ATTORNEYS NAMED IN THE PROXY
No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Core Funds.
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN
THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH
NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Trustees
John W. McGonigle
Secretary
March 7, 2014

EMERGING MARKETS FIXED INCOME CORE FUND
a Portfolio of Federated Core Trust II, L.P.
HIGH YIELD BOND PORTFOLIO
FEDERATED MORTGAGE CORE PORTFOLIO
Portfolios of Federated Core Trust
Advisers
FEDERATED INVESTMENT MANAGEMENT COMPANY (MBCORE and HYCORE)
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
FEDERATED INVESTMENT COUNSELING (EMCORE)
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
Placement Agent
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
Administrators
FEDERATED ADMINISTRATIVE SERVICES, INC.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ANNEX A
PROPOSED NEW ADVISORY CONTRACT – MBCORE AND HYCORE
INVESTMENT ADVISORY CONTRACT
This Contract is made this ____ day of _______, 2014, between Federated Investment Management Company, a Delaware business trust having its principal place of business in Pittsburgh, Pennsylvania (the “Adviser”), and Federated Core Trust, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the “Trust”).
WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and
WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.
NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios (“Funds”) of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.
2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.
3. Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares (“Shares”), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.
4. Each of the Funds shall pay to for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.
5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.
6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation, if any, (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.
7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.
9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.
10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.
11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.
12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.
13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XII of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.
14. The Trust and the Funds are hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of the Adviser and agree that the obligations assumed by the Adviser pursuant to this Contract shall be limited in any case to the Adviser and its assets and, except to the extent expressly permitted by the Investment Company Act of 1940, as amended, the Trust and the Funds shall not seek satisfaction of any such obligation from the shareholders of the Adviser, the Trustees, officers, employees, or agents of the Adviser, or any of them.
15. Adviser agrees to maintain the security and confidentiality of nonpublic personal information (“NPI”) of Fund customers and consumers, as those terms are defined in Regulation S-P, 17 CFR Part 248. Adviser agrees to use and redisclose such NPI for the limited purposes of processing and servicing transactions; for specific law enforcement and miscellaneous purposes; and to service providers or in connection with joint marketing arrangements directed by the Fund(s), in each instance in furtherance of fulfilling Adviser's obligations under this Contract and consistent with the exceptions provided in 17 CFR Sections 248.14, 248.15 and 248.13, respectively.
16. The parties hereto acknowledge that Federated Investors has reserved the right to grant the non-exclusive use of the name Federated Core Trust or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the name Federated Core Trust. The name Federated Core Trust will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to Federated Investors and the Trust.
17. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.
18. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

EXHIBIT A
to the
Investment Advisory Contract
High-Yield Bond Portfolio
For all services rendered by Adviser hereunder, the above-named Fund of Federated Core Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.00% of the average daily net assets of the Fund.
The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.00 of 1% applied to the daily net assets of the Fund.
The advisory fee so accrued shall be paid to Adviser daily.
Witness the due execution hereof this _____ day of ___________, 2014.
Federated Core Trust
By:
Name:
Title:
Federated Investment Management Company
By:
Name:
Title:

EXHIBIT B
to the
Investment Advisory Contract
Federated Mortgage Core Portfolio
For all services rendered by Adviser hereunder, the above-named Fund of Federated Core Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.00% of the average daily net assets of the Fund.
The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.00 of 1% applied to the daily net assets of the Fund.
The advisory fee so accrued shall be paid to Adviser daily.
Witness the due execution hereof this ____ day of ___________, 2014.
Federated Core Trust
By:
Name:
Title:
Federated Investment Management Company
By:
Name:
Title:

ANNEX B
PROPOSED NEW ADVISORY CONTRACT - EMCORE
INVESTMENT ADVISORY CONTRACT
This Contract is made this _____ day _________, 2014, between Federated Investment Counseling, a Delaware statutory trust having its principal place of business in Pittsburgh, Pennsylvania (the “Adviser”), and Federated Core Trust II, L.P., a Delaware limited partnership having its principal place of business in Pittsburgh, Pennsylvania (the “Trust”).
WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and
WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.
NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios (“Funds”) of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.
2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Amended and Restated Agreement of Limited Partnership and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.
3. Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares (“Shares”), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.
4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.
5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.
6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation, if any, (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.
7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.
9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.
10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.
11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.
12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.
13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article VII of the Amended and Restated Agreement of Limited Partnership and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.
14. The Trust and the Funds are hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of the Adviser and agree that the obligations assumed by the Adviser pursuant to this Contract shall be limited in any case to the Adviser and its assets and, except to the extent expressly permitted by the Investment Company Act of 1940, as amended, the Trust and the Funds shall not seek satisfaction of any such obligation from the shareholders of the Adviser, the Trustees, officers, employees, or agents of the Adviser, or any of them.
15. Adviser agrees to maintain the security and confidentiality of nonpublic personal information (NPI”) of Fund customers and consumers, as those terms are defined in Regulation S-P, 17 CFR Part 248. Adviser agrees to use and redisclose such NPI for the limited purposes of processing and servicing transactions; for specific law enforcement and miscellaneous purposes; and to service providers or in connection with joint marketing arrangements directed by the Fund(s), in each instance in furtherance of fulfilling Adviser's obligations under this Contract and consistent with the exceptions provided in 17 CFR Sections 248.14, 248.15 and 248.13, respectively.
16. The parties hereto acknowledge that Federated Investors has reserved the right to grant the non-exclusive use of the name Federated Core Trust II, L.P., or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the Federated Core Trust II, L.P. The name Federated Core Trust II, L.P. will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to Federated Investors and the Trust.
17. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.
18. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

EXHIBIT A
to the
Investment Advisory Contract
Emerging Markets Fixed Income Core Fund
For all services rendered by Adviser hereunder, the above-named Fund of Federated Core Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.00% of the average daily net assets of the Fund.
The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.00 of 1% applied to the daily net assets of the Fund.
The advisory fee so accrued shall be paid to Adviser daily.
Witness the due execution hereof this ____ day of ___________, 2014.
Federated Core Trust II, L.P.
By:
Name:
Title:
Federated Investment Counseling
By:
Name:
Title:

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 31409N101
CUSIP 31409N200
CUSIP 31409R102
Q452004 (3/14)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

 M67620-S16030

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING:

	For	Against	Abstain
			
Proposal 1: To approve the proposed New Advisory Contract for Emerging Markets Fixed Income Core Fund, a portfolio of Federated Core Trust II, L.P. (‘EMCORE’).

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of EMCORE. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at http://www.federatedinvestors.com/FII/daf/pdf/regulatory/proxy/Q452004.pdf.

M67621-S16030

Federated Family of Funds

SPECIAL MEETING OF SHAREHOLDERS — April 30, 2014

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Emerging Markets Fixed Income Core Fund, a portfolio of Federated Core Trust II, L.P. (‘EMCORE’), hereby revoking any proxy heretofore given, designate and appoint C. Todd Gibson, Esquire, Erin J. Dugan, Maureen Ferguson, Cathy Ryan, and Kimberly Lieb, as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on April 30, 2014 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR”THE PROPOSAL.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M67622-S16030

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

 THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING:

	For	Against	Abstain
			
Proposal 1: To approve the proposed New Advisory Contract for Federated Mortgage Core Portfolio, a portfolio of Federated Core Trust, (‘MBCORE’).

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of MBCORE. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at http://www.federatedinvestors.com/FII/daf/pdf/regulatory/proxy/Q452004.pdf.

M67623-S16030

Federated Family of Funds

SPECIAL MEETING OF SHAREHOLDERS — April 30, 2014

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Mortgage Core Portfolio (‘MBCORE’) a portfolio of Federated Core Trust, hereby revoking any proxy heretofore given, designate and appoint C. Todd Gibson, Esquire, Erin J. Dugan, Maureen Ferguson, Cathy Ryan, and Kimberly Lieb, as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on April 30, 2014 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR”THE PROPOSAL.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M67624-S16030

 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING:

	For	Against	Abstain
			
Proposal 1: To approve the proposed New Advisory Contract for High Yield Bond Portfolio, a portfolio of Federated Core Trust, (‘HYCORE’).

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of HYCORE. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at http://www.federatedinvestors.com/FII/daf/pdf/regulatory/proxy/Q452004.pdf.

M67625-S16030

Federated Family of Funds

SPECIAL MEETING OF SHAREHOLDERS — April 30, 2014

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of High Yield Bond Portfolio (‘HYCORE’), a portfolio of Federated Core Trust, hereby revoking any proxy heretofore given, designate and appoint C. Todd Gibson, Esquire, Erin J. Dugan, Maureen Ferguson, Cathy Ryan, and Kimberly Lieb, as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on April 30, 2014 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR”THE PROPOSAL.